Exhibit 99.1

 NEWMONT ANNOUNCES FOURTH QUARTER NET INCOME OF $182 MILLION ($0.41 PER SHARE);
                2004 NET INCOME OF $435 MILLION ($0.98 PER SHARE)

    DENVER, Feb. 24 /PRNewswire-FirstCall/ -- Newmont Mining Corporation (NYSE:
NEM) today announced fourth quarter net income of $181.6 million ($0.41 per share) compared with net income of $153.1 million ($0.36 per share) for the fourth quarter of 2003. Newmont earned net income of $434.5 million ($0.98 per share) for 2004. Fourth quarter and 2004 highlights included:

    * Equity gold sales(1) for the fourth quarter of 1.8 million ounces at total cash costs(2) of $226 per ounce; equity gold sales for 2004 of 7.0 million ounces at total cash costs of $231 per ounce;

    * Net cash provided by operating activities for the fourth quarter of $587 million and 2004 net cash provided by operating activities of $1.6 billion; and

    * Cash and cash equivalents, marketable securities and investments exceeded debt by $490 million at year-end.

    Wayne W. Murdy, Chairman and Chief Executive Officer, said, "We ended the year with a strong fourth quarter, benefiting from rising gold prices. Our record $1.6 billion cash flow from operations in 2004 demonstrated the strength of our portfolio and our leverage to the gold price. We remain optimistic about gold prices given the current macro-economic and market fundamentals."

                                              Fourth Quarter                    Year
                                      ---------------------------   ---------------------------
                                          2004           2003           2004          2003
                                      ------------   ------------   ------------   ------------
Financial (in millions,
 except per share)
   Revenues                           $    1,230.0   $      805.8   $    4,524.2   $    3,157.8
   Net cash provided by
    operating activities              $      587.0   $      203.9   $    1,556.8   $      684.4
   Net income                         $      181.6   $      153.1   $      434.5   $      475.7
   Net income per common
    share, basic                      $       0.41   $       0.36   $       0.98   $       1.16
Operating
   Equity gold sales
    (000 ounces)(1)                        1,797.9        1,715.1        6,988.4        7,383.6
   Average realized price
    ($/equity ounce)                  $        436   $        394   $        412   $        366
   Total cash costs
    ($/equity ounce)(2)               $        226   $        197   $        231   $        203
   Total production costs
    ($/equity ounce)(2)               $        284   $        259   $        295   $        266

     1. Equity gold sales are those attributable to Newmont's ownership or economic interest.

     2. For a reconciliation of total cash costs per ounce and total production costs per ounce (non-GAAP measures of performance) to costs applicable to sales calculated and presented under GAAP, please refer to the Supplemental Information attached.

    Financial & Operating Review

    Fourth quarter net income was $181.6 million ($0.41 per share), compared with $153.1 million ($0.36 per share) for the fourth quarter of 2003. For 2004, net income was $434.5 million ($0.98 per share), compared with net income of $475.7 million ($1.16 per share) for 2003.

    Net income for the fourth quarter of 2004 was impacted by the following items:

    * a $9 million ($0.02 per share) non-cash, after-tax write-down of long-lived assets;

    * a $52 million ($0.12 per share) non-cash, after-tax write-down of goodwill at Pajingo;

    * a $3 million ($0.01 per share) non-cash, after-tax net gain on the disposition of Perama and QMC;

    * a $62 million ($0.14 per share) net tax benefit resulting from the release of tax valuation allowances, tax true-ups and the filing of a consolidated tax return in Australia; and

    * a $16 million ($0.04 per share) non-cash, after-tax gain relating to FAS 143 reclamation estimate revisions.

    These items had the net effect of increasing net income for the fourth quarter of 2004 by $19 million ($0.04 per share).

    Net income for the fourth quarter of 2003 was impacted by the following items:

    * a $30 million ($0.07 per share) non-cash, after-tax loss on an inherited guarantee of QMC debt;

    * a $10 million ($0.02 per share) after-tax loss on the early extinguishment of debt;

    * an $18 million ($0.04 per share) non-cash, after-tax impairment charge at Golden Giant in Canada; and

    * a $72 million ($0.17 per share) tax benefit from the release of valuation allowances.

    These items had the net effect of increasing net income for the fourth quarter of 2003 by $14 million ($0.03 per share).

    For the fourth quarter of 2004, the Company sold 1,797,900 equity ounces of gold, 5% higher than the prior year quarter gold sales of 1,715,100 equity ounces. The average realized gold price for the fourth quarter was $436 per ounce, an 11% increase over the prior year quarter.

    For 2004, the Company sold 6,988,400 equity ounces of gold, 5% lower than 2003, largely as a result of increased stripping and lower grades in Nevada, the sale of non-core mines and the suspension of the Ovacik operations since August 2004. The average realized price for 2004 was $412 per ounce, a 13% increase over 2003.

    The Company generated net cash from operating activities of $587 million in the fourth quarter and $1.6 billion for 2004.

    Operating Highlights

                                           Q4             Q4
North America                             2004           2003           2004           2003
                                      ------------   ------------   ------------   ------------
Equity gold sales (000 ozs)                  746.2          731.9        2,712.2        2,902.6
Total cash costs ($/ounce)(1)         $        267   $        218   $        278   $        233

    * Nevada operations sold 668,200 equity ounces in the fourth quarter (+7%) primarily due to increased tons milled and higher mill recoveries, offset by lower leach production and lower mill grades. Total cash costs of $265 per equity ounce (+20%) increased largely due to higher energy and maintenance costs.

    * Golden Giant in Canada sold 41,600 ounces in the fourth quarter (-39%) on lower ore grade (-34%) as the mine approaches closure. Total cash costs of $307 per ounce (+70%) increased due to lower production and the appreciation of the Canadian dollar.

    * Holloway in Canada sold 19,000 equity ounces in the fourth quarter (+27%) due to an increase in throughput (+3%) and an increase in ore grade (+9%). Total cash costs per equity ounce were $360 (+2%) as increased labor and electricity costs and the appreciation of the Canadian dollar more than offset the higher production.

    * La Herradura in Mexico sold 17,400 equity ounces in the fourth quarter (+3%) at total cash costs of $116 per equity ounce (-15%).

                                           Q4             Q4
South America                             2004           2003           2004           2003
                                      ------------   ------------   ------------   ------------
Equity gold sales (000 ozs)                  440.9          351.9        1,582.7        1,626.4
Total cash costs ($/ounce)(1)         $        125   $        128   $        137   $        126

    * Yanacocha in Peru sold 436,000 equity ounces in the fourth quarter (+29%) from planned mining sequence changes that increased ore grades and inventory reduction resulting from the addition of three carbon columns in August 2004. Total cash costs of $124 per ounce (-2%) were favorably impacted by increased production, partially offset by higher diesel consumption and prices, increased consumption of reagents and higher royalties due to the increased gold price.

    * Kori Kollo in Bolivia sold 4,900 equity ounces in the fourth quarter (-65%) at total cash costs of $221 per equity ounce (+34%) as production continued from residual leaching.

                                           Q4             Q4
Australia/New Zealand                     2004           2003           2004           2003
                                      ------------   ------------   ------------   ------------
Equity gold sales (000 ozs)                  477.0          477.4        1,906.9        2,011.5
Total cash costs ($/ounce)(1)         $        280   $        224   $        272   $        234

    * The Australian and New Zealand operations sold 477,000 equity ounces in the fourth quarter. Total cash costs of $280 per equity ounce increased 25% from the year ago quarter, largely due to lower grades at Pajingo, stronger Australian and New Zealand dollars and higher diesel and consumable costs.

    * Kalgoorlie sold 123,100 equity ounces (+29%) due to higher production (+11%) and a reduction in inventory. Total cash costs of $297 per equity ounce (+12%) increased due to lower grades and recoveries as well as increased diesel and consumable costs.

    * Pajingo sold 69,400 ounces (-3%) at total cash costs of $232 per ounce (+61%). Total cash costs increased primarily due to increased tons milled (+7%), lower ore grade (-27%) and increased mine maintenance costs.

    * Tanami sold 152,200 ounces (+9%) due to an increase in mill throughput (+6%). Total cash costs of $322 per ounce (+32%) were higher due to lower grades and additional underground backfill costs.

    * Yandal sold 88,300 ounces (-33%) in the fourth quarter. The decrease was largely due to the sale of the Wiluna and Bronzewing mines in December 2003 and 2004, respectively. Total cash costs increased 8%, largely from higher consumable costs.

    * Martha in New Zealand sold 40,200 ounces (+14%) at total cash costs of $201 per ounce (+41%) as higher grades were more than offset by higher slope stability costs and consumable costs.

    * Golden Grove sold 13.9 million pounds of copper (-51%) and 22.4 million pounds of zinc (-46%) due mainly to lower tons processed and the timing of shipments. Total cash costs per pound of copper ($1.01) and zinc ($0.35) increased 51% and 150%, respectively, primarily from higher ground support costs and lower production.

                                           Q4             Q4
Indonesia-Batu Hijau                      2004           2003           2004           2003
                                      ------------   ------------   ------------   ------------
Equity copper sales (M lbs)                   86.9           79.1          378.8          343.4
Total cash costs ($/lb Cu)(1, 2)      $       0.65   $       0.57   $       0.60   $       0.46
Equity gold sales (000 ozs)                   94.6           66.2          396.3          328.9
Total cash costs ($/oz Au)(1, 2)      $        124   $        131   $        128   $        121

     * Effective January 1, 2004, the Company consolidated Batu Hijau and changed to co-product cost accounting for copper and gold, whereby specifically identifiable production costs are assigned for each product and any remaining costs are allocated in proportion to the sales revenue generated by each product. As a result, reported cash costs are impacted by relative movements in prices and production.

    * Effective October 1, 2004, Newmont's economic interest in Batu Hijau decreased to 52.875% from 56.25%, reflecting cumulative positive retained earnings at the end of the third quarter and the initiation of dividend payments to the minority partner.

    * Batu Hijau sold 86.9 million equity pounds of copper (+10%) and 94,600 equity ounces of gold (+43%) in the fourth quarter as a result of higher mill throughput (+12%) and higher ore grades (copper +5%, gold +28%), partially offset by lower recoveries.

    * Copper and gold total cash costs were $0.65 per pound and $124 per ounce, respectively, in the fourth quarter. Mining and processing costs were lower than the year ago quarter, but this was offset by increased treatment and refining charges and administrative costs.

                                           Q4             Q4
Central Asia                              2004           2003           2004           2003
                                      ------------   ------------   ------------   ------------
Equity gold sales (000 ozs)                   39.2           76.7          320.1          386.3
Total cash costs ($/ounce)(1)         $        157   $        144   $        166   $        139

    * Zarafshan in Uzbekistan sold 39,200 equity ounces (-15%) as a result of lower ore grade (-11%). Total cash costs of $157 per equity ounce (+9%) were higher due to lower production.

    * The Ovacik operations were suspended in August 2004 as a result of a Turkish court decision and pending completion of additional permitting requirements.

    1. For a reconciliation of total cash costs per ounce and per pound and total production costs per ounce and per pound (non-GAAP measures of performance) to costs applicable to sales calculated and presented under GAAP, please refer to the Supplemental Information attached.

    2. 2003 total cash costs for Batu Hijau included pro forma results to reflect the change to co-product accounting effective January 1, 2004.

    Other Highlights

    Cash, Marketable Securities and Debt

    At the end of the fourth quarter, cash and cash equivalents totaled $1.6 billion, essentially offsetting outstanding debt of $1.6 billion. Of the outstanding debt, $706 million was Batu Hijau project finance debt that is non-recourse to Newmont. During the fourth quarter, outstanding debt decreased by a net $93 million.

    At the close of markets on December 31, the value of the Company's marketable securities and other investments portfolio was $0.5 billion.

    Newmont Capital

    Newmont Capital manages the Company's royalty and marketable securities portfolios as well as asset transactions. For the fourth quarter, royalty and dividend income increased to $18.2 million (+17%). For 2004, royalty and dividend income was $65.8 million compared with $56.3 million in 2003. The increases primarily reflected higher precious metals, oil and gas prices and distributions from the Canadian Oil Sands Trust investment made in 2004.

    During the fourth quarter, Newmont Capital entered into or closed the following transactions and agreements:

    *   the restructuring of the Company's obligations at QMC in Australia;

    *   the sale of the Perama property in Greece;

    * the sale of the Company's interest in the Midwest Uranium joint venture in Canada; and

    * a private placement in Stratagold to fund exploration initiatives in Canada and Guyana.

    In February 2005, Newmont Capital entered into an agreement for the sale of Ovacik to a subsidiary of Koza Davetieye, a Turkish conglomerate. The sale is expected to be completed by the end of the first quarter.

    Project Development

    The development of the Leeville underground project in Nevada remains on schedule with initial gold production expected in the fourth quarter of 2005. Ventilation shaft excavation work was completed during the fourth quarter. The production shaft is 88% complete to a depth of 1,610 feet. Development of ore access continues as does construction of support facilities underground.

    At Phoenix in Nevada, a ground-breaking ceremony in the fourth quarter was followed by the start of construction of the processing facilities. Engineering is approximately 75% complete with initial gold production expected in mid-2006.

    At the Ahafo project in Ghana, engineering work is approximately 80% complete. Construction is approximately 20% complete with camp and infrastructure construction progressing along with earth works preparation for the mill, the tailings facility and the water storage dam. The Afaho project remains on schedule for initial gold production in the second half of 2006.

    At Akyem in Ghana, the feasibility study update is nearing completion and a development decision is expected by mid-2005.

    At Boddington in Australia, completion of the feasibility study update is expected by mid-2005.

    Exploration

    Exploration, research and development expenditures were $192.4 million in 2004, compared with $115.2 million in 2003. Newmont drilled 2.8 million feet (542 miles) during the year, resulting in discoveries that added 8.6 million equity ounces to reserves, with an additional 3.8 million equity ounces added from the $25 higher gold price assumption of $350 per ounce.

    Drilling at Ahafo intersected higher grade mineralization at depth in the south area, which will be followed up in 2005 with further drilling to test for open pit extension as well as underground mining potential. At Akyem, further drilling in 2005 will test new targets in the area.

    In Nevada, a 275-hole drill program at Phoenix resulted in the addition of
2.3 million ounces of reserves, expanding the pit shells and increasing the mine life from 13 years to 17 years. At Gold Quarry, infill drilling converted non-reserve material to reserves and, coupled with design changes of the Gold Quarry pit, maintained reserves of 6 million ounces after depletion of more than 600,000 ounces in 2004.

    In Peru, the Company added 4.5 million equity ounces of reserves at Minas Conga. Further drilling and optimization efforts are continuing at Minas Conga in 2005.

    At Batu Hijau in Indonesia, gold reserves were replaced, while the higher $0.90 per pound copper price assumption contributed to copper reserve additions that nearly replaced depletion.

    Drilling in 2005 in Australia and in New Zealand will focus on potential new deposits and on expanding mineralized zones at Tanami's Callie underground mine, Jundee, Pajingo and Martha.

    2005 Guidance

    For 2005, the Company expects gold sales of between 6.6 million and 6.8 million equity ounces at total cash costs of between $235 and $245 per ounce. Lower expected equity gold sales are largely attributable to the assumed sale of Ovacik in the first quarter of 2005. Increased cash costs are primarily due to lower ore grades processed and slightly lower than expected recovery rates, as well as assumed ongoing US dollar weakness and higher consumable costs. The Company expects that equity sales for the second half of the year will be between 10% and 15% higher than the first half due to mine plan sequencing.

    Guidance for exploration, research and development expenditures for 2005 is between $170 million and $200 million on a consolidated basis, reflecting continued optimization of feasibility studies at Minas Conga in Peru, and ongoing exploration and advanced study efforts at Ahafo and Akyem in Ghana, as well as Elang and Martabe in Indonesia.

    The Company expects consolidated capital expenditures for 2005 of between $1.0 billion and $1.3 billion, largely due to development investments in Ghana, Peru and Nevada.

STATEMENTS OF CONSOLIDATED INCOME

                                                         Three Months Ended
                                                             December 31,
                                                     ----------------------------
                                                         2004            2003
                                                     ------------    ------------
                                                      (unaudited, in thousands,
                                                           except per share)
Revenues
  Sales-gold, net                                    $  1,028,769    $    773,405
  Sales-base metals, net                                  201,273          32,441
                                                        1,230,042         805,846
Costs and expenses
  Costs applicable to sales
   (exclusive of depreciation,
   depletion and amortization
   shown separately below)
    Gold                                                  488,947         378,268
    Base metals                                            99,478          14,057
  Depreciation, depletion and
   amortization                                           173,378         143,108
  Exploration, research and development                    53,416          32,499
  General and administrative                               35,899          43,636
  Write-down of goodwill                                   51,750              --
  Write-down of long-lived assets                          13,400          29,884
  Other                                                   (14,272)         17,073
                                                          901,996         658,525
Other income (expense)
  Gain on investments, net                                    176           1,773
  Gain (loss) on derivative
   instruments, net                                         1,449          (1,866)
  Loss on extinguishment of debt                               --         (14,302)
  Royalty and dividend income                              18,218          15,530
  Interest income, foreign currency
   exchange and other income                               32,990          16,752
  Interest, net                                           (20,201)        (17,208)
                                                           32,632             679
Pre-tax income before minority interest
 and equity income of affiliates                          360,678         148,000
Income tax (expense) benefit                              (74,644)         25,628
Minority interest in income
 of subsidiaries                                         (104,945)        (42,457)
Equity income of affiliates                                   534          21,960
Net income                                           $    181,623    $    153,131
Net income per common share,
 basic and diluted                                   $       0.41    $       0.36
Basic weighted-average common
 shares outstanding                                       444,641         426,498
Diluted weighted-average common
 shares outstanding                                       448,012         430,944

STATEMENTS OF CONSOLIDATED INCOME

                                                              Year Ended
                                                             December 31,
                                                     ----------------------------
                                                         2004            2003
                                                     ------------    ------------
                                                      (unaudited, in thousands,
                                                           except per share)
Revenues
  Sales -- gold, net                                 $  3,653,563    $  3,082,936
  Sales -- base metals, net                               870,622          74,820
                                                        4,524,185       3,157,756
Costs and expenses
  Costs applicable to sales
   (exclusive of depreciation,
   depletion and amortization
   shown separately below)
    Gold                                                1,935,863       1,655,989
    Base metals                                           367,367          44,273
  Depreciation, depletion and
   amortization                                           696,522         564,481
  Exploration, research and development                   192,409         115,238
  General and administrative                              115,848         130,292
  Write-down of goodwill                                   51,750              --
  Write-down of long-lived assets                          39,265          35,260
  Other                                                    34,433          49,506
                                                        3,433,457       2,595,039
Other income (expense)
  (Loss) gain on investments, net                         (39,019)         83,166
  Gain on derivative instruments, net                       2,356          22,876
  Gain on extinguishment of NYOL
   liabilities, net                                            --         220,537
  Loss on extinguishment of debt                             (222)        (33,832)
  Royalty and dividend income                              65,824          56,319
  Interest income, foreign currency
   exchange and other income                               76,948         102,182
  Interest, net                                           (97,610)        (88,579)
                                                            8,277         362,669
Pre-tax income before minority interest,
 equity income and equity loss and
 impairment of affiliates and cumulative
 effect of a change in accounting
 principle                                              1,099,005         925,386
Income tax expense                                       (284,682)       (206,950)
Minority interest in income
 of subsidiaries                                         (335,299)       (173,178)
Equity loss and impairment of
 Australian Magnesium Corporation                              --        (119,485)
Equity income of affiliates                                 2,641          84,427
Income before cumulative effect of a
 change in accounting principle                           481,665         510,200
Cumulative effect of a change in
 accounting principle, net                                (47,138)        (34,533)
Net income                                           $    434,527    $    475,667
Income before cumulative effect of
 a change in accounting principle
 per common share, basic                             $       1.09    $       1.24
Cumulative effect of a change
 in accounting principle
 per common share, basic                                    (0.11)          (0.08)
Net income per common share, basic                   $       0.98    $       1.16
Basic weighted-average common
 shares outstanding                                       443,463         410,600
Diluted weighted-average common
 shares outstanding                                       446,511         413,723

CONSOLIDATED BALANCE SHEETS

                                                            At December 31,
                                                     ----------------------------
                                                         2004           2003
                                                     ------------    ------------
                                                       (unaudited, in thousands)
            ASSETS
Cash and cash equivalents                            $  1,567,181    $  1,314,022
Marketable securities and other
 short-term investments                                   158,687         274,593
Trade receivables                                          79,516          20,055
Accounts receivable                                       130,961          70,631
Inventories                                               264,374         225,719
Stockpiles and ore on leach pads                          231,626         248,625
Deferred stripping costs                                   44,545          60,086
Deferred income tax assets                                173,588          45,034
Other current assets                                       70,671         100,280
     Current assets                                     2,721,149       2,359,045
Property, plant and mine
 development, net                                       5,360,892       3,715,457
Investments                                               386,173         733,977
Deferred stripping costs                                   79,753          30,293
Long-term stockpiles and ore
 on leach pads                                            524,831         305,810
Deferred income tax assets                                482,908         404,020
Other long-term assets                                    180,247         106,995
Goodwill                                                3,025,935       3,042,557
     Total assets                                    $ 12,761,888    $ 10,698,154
            LIABILITIES
Current portion of long-term debt                    $    285,477    $    190,866
Accounts payable                                          230,976         163,164
Employee-related benefits                                 134,524         136,301
Other current liabilities                                 450,028         352,202
     Current liabilities                                1,101,005         842,533
Long-term debt                                          1,311,260         886,633
Reclamation and remediation liabilities                   431,500         362,283
Deferred revenue from sale
 of future production                                      46,841          53,841
Deferred income tax liabilities                           476,134         272,603
Employee-related benefits                                 249,754         253,726
Advanced stripping costs                                  102,831              --
Other long-term liabilities                               338,643         295,082
     Total liabilities                                  4,057,968       2,966,701
Minority interest in subsidiaries                         775,060         346,518
       STOCKHOLDERS' EQUITY
     Total stockholders' equity                         7,928,860       7,384,935
     Total liabilities and
      stockholders' equity                           $ 12,761,888    $ 10,698,154

STATEMENTS OF CONSOLIDATED CASH FLOWS

                                                           Three Months Ended
                                                              December 31,
                                                     ----------------------------
                                                         2004            2003
                                                     ------------    ------------
                                                       (unaudited, in thousands)
Operating activities:
  Net income                                         $    181,623    $    153,131
  Adjustments to reconcile net income
   to net cash provided by operating
   activities:
     Depreciation, depletion and
      amortization                                        173,378         143,108
     Accretion of accumulated
      reclamation obligations                               6,149           5,491
     Amortization of deferred
      stripping costs, net                                 (4,328)         (6,784)
     Deferred income taxes                                (20,242)        (51,274)
     Foreign currency exchange gain                       (14,228)        (26,150)
     Minority interest expense                            104,945          42,457
     Equity income and impairment of
      affiliates, net of dividends                           (313)        (21,227)
     Write-down of inventories,
      stockpiles and ore on leach pads                     13,641           4,512
     Write-down of goodwill                                51,750              --
     Write-down of long-lived assets                       13,400          29,884
     Loss (gain) on investments, net                         (176)         (1,773)
     (Gain) loss on derivative
      instruments, net                                     (1,449)          1,866
     (Gain) loss on guarantee of QMC debt                 (10,616)         30,000
     Loss on extinguishment of debt                            --          14,302
     Loss (gain) on asset sales, net                          582         (12,495)
     Other operating adjustments                          (34,837)          1,494
   (Increase) decrease in operating assets:
     Accounts receivable                                   90,323           1,079
     Inventories, stockpiles and ore
      on leach pads                                       (27,875)        (53,704)
     Other assets                                          11,779          (7,955)
   Increase (decrease) in operating liabilities:
     Accounts payable and other
      accrued liabilities                                  68,227         (32,974)
     Early settlement of derivative
      instruments classified as
      cash flow hedges                                         --            (185)
     Reclamation liabilities                              (14,706)         (8,900)
Net cash provided by operating activities                 587,027         203,903
Investing activities:
  Additions to property, plant and
   mine development                                      (198,051)       (138,350)
  Investments in marketable
   equity securities                                       (4,966)         (6,405)
  Receipts from joint ventures and
   affiliates, net                                          1,002          23,110
  Proceeds from sale of investments                         1,978              --
  Proceeds from sale of assets                             28,655           3,997
  Early settlement of ineffective
   derivative instruments                                      --             185
  Investment in affiliates                                     --         (13,848)
  Funding of QMC loan receivable                          (23,163)             --
  Other                                                    (8,884)         (4,422)
Net cash used in investing activities                    (203,429)       (135,733)
Financing activities:
  Proceeds from debt                                       18,206             363
  Repayments of debt                                     (112,623)       (323,584)
  Dividends paid on common stock                          (44,574)        (22,064)
  Dividends paid to minority interest                    (142,430)        (65,677)
  Proceeds from stock issuance                             44,153       1,231,903
  Change in restricted cash and other                      (1,308)             --
Net cash (used in) provided by
 financing activities                                    (238,576)        820,941
Effect of exchange rate changes
 on cash gain                                               5,155           5,500
Net change in cash and cash equivalents                   150,177         894,611
Cash and cash equivalents at
 beginning of period                                    1,417,004         419,411
Cash and cash equivalents at
 end of period                                       $  1,567,181    $  1,314,022
Supplemental information:
  Income taxes paid, net of refunds                  $     63,707    $     49,140
  Interest paid                                      $     28,864    $     25,753

STATEMENTS OF CONSOLIDATED CASH FLOWS

                                                        Year Ended December 31,
                                                     ----------------------------
                                                         2004            2003
                                                     ------------    ------------
                                                      (unaudited, in thousands)
Operating activities:
  Net income                                         $    434,527    $    475,667
  Adjustments to reconcile net income
   to net cash provided by
   operating activities:
    Depreciation, depletion and
     amortization                                         696,522         564,481
    Accretion of accumulated reclamation
     obligations                                           25,535          22,610
    Amortization of deferred stripping
     costs, net                                             4,093         (36,497)
    Deferred income taxes                                  33,587         (36,183)
    Foreign currency exchange gain                         (9,213)        (96,971)
    Minority interest expense                             335,299         173,178
    Equity loss (income) and impairment
     of affiliates, net of dividends                         (930)         42,467
    Write-down of inventories, stockpiles
     and ore on leach pads                                 32,786          24,945
    Write-down of long-lived assets                        39,265          35,260
    Write-down of goodwill                                 51,750              --
    Cumulative effect of a change in
     accounting principle, net                             47,138          34,533
    Loss (gain) on investments, net                        39,019         (83,166)
    Gain on derivative instruments, net                    (2,356)        (22,876)
    Gain on extinguishment of NYOL
     liabilities, net                                          --        (220,537)
    (Gain) loss on guarantee of QMC debt                  (10,616)         30,000
    Loss on extinguishment of debt                            222          33,832
    Gain on asset sales, net                              (28,004)        (15,394)
    Other operating adjustments                           (58,814)         (9,079)
  (Increase) decrease in operating assets:
    Accounts receivable                                    68,990           5,859
    Inventories, stockpiles and ore
     on leach pads                                        (23,257)        (72,828)
    Other assets                                           (1,372)         (5,052)
  Increase (decrease) in operating liabilities:
    Accounts payable and other
     accrued liabilities                                  (69,722)        (19,096)
    Early settlement of derivative
     instruments classified as
     cash flow hedges                                          --        (118,776)
    Reclamation liabilities                               (47,697)        (21,990)
Net cash provided by
 operating activities                                   1,556,752         684,387
Investing activities:
  Additions to property, plant
   and mine development                                  (717,961)       (504,535)
  Investments in marketable
   equity securities                                     (224,170)         (6,405)
  Receipts from joint ventures
   and affiliates, net                                      1,002          39,321
  Proceeds from sale of investments                         4,830         412,190
  Proceeds from sale of assets                             51,200           5,610
  Early settlement of ineffective
   derivative instruments                                   7,775         (57,556)
  Investment in affiliates                                     --         (70,072)
  Cash recorded upon consolidation
   of Batu Hijau                                           82,203              --
  Cash consideration for acquisitions                          --         (11,195)
  Funding of QMC loan receivable                          (23,163)             --
  Other                                                   (12,408)         (4,422)
Net cash used in investing activities                    (830,692)       (197,064)
Financing activities:
  Proceeds from debt                                       55,921         492,841
  Repayments of debt                                     (253,711)     (1,162,167)
  Dividends paid on common stock                         (133,300)        (70,759)
  Dividends paid to minority interest                    (236,917)       (145,950)
  Proceeds from stock issuance                             77,531       1,286,751
  Change in restricted cash and other                      15,260              --
Net cash (used in) provided by
 financing activities                                    (475,216)        400,716
Effect of exchange rate changes
 on cash gain                                               2,315          24,300
Net change in cash and cash equivalents                   253,159         912,339
Cash and cash equivalents at
 beginning of year                                      1,314,022         401,683
Cash and cash equivalents at
 end of year                                         $  1,567,181    $  1,314,022
Supplemental information:
  Income taxes paid, net of refunds                  $    278,400    $    194,297
  Interest paid                                      $     92,100    $    123,166

OPERATING STATISTICS SUMMARY

                                             North America                 South America
                                      ---------------------------   ---------------------------
Three Months Ended December 31,           2004           2003           2004           2003
                                      ------------   ------------   ------------   ------------
Production Costs Per Ounce:
  Direct mining and
   production costs                   $        256   $        229   $        125   $        125
  Capitalized mining and other                   5            (15)            (6)            (3)
  Cash operating costs                         261            214            119            122
  Royalties and production taxes                 6              4              6              6
Total cash costs (5)                           267            218            125            128
  Reclamation and mine
   closure costs                                 2             (7)             3              4
Total costs applicable to sales                269            211            128            132
  Depreciation and amortization                 49             65             60             60
Total production costs (5)            $        318   $        276   $        188   $        192
Consolidated gold sales
 (000 ounces)                                780.7          731.9          854.7          674.0

Equity gold sales (000 ounces)               746.2          731.9          440.9          351.9

OPERATING STATISTICS SUMMARY

                                        Australia/New Zealand(1)            Indonesia(2)
                                      ---------------------------   ---------------------------
Three Months Ended December 31,           2004           2003           2004           2003
                                      ------------   ------------   ------------   ------------
Production Costs Per Ounce:
  Direct mining and
   production costs                   $        276   $        216   $        144   $        374
  Capitalized mining and other                 (10)           (10)           (29)             3
  Cash operating costs                         266            206            115            377
  Royalties and production taxes                14             18              9              6
Total cash costs (5)                           280            224            124            383
  Reclamation and mine
   closure costs                                 3             --              1             12
Total costs applicable to sales                283            224            125            395
  Depreciation and amortization                 67             60             44            156
Total production costs (5)            $        350   $        284   $        169   $        551
Consolidated gold sales
 (000 ounces)                                477.0          477.4          178.9           11.7

Equity gold sales (000 ounces)               477.0          477.4           94.6           11.0

OPERATING STATISTICS SUMMARY

                                            Central Asia(3)            Equity Investments(4)
                                      ---------------------------   ---------------------------
Three Months Ended December 31,           2004           2003           2004           2003
                                      ------------   ------------   ------------   ------------
Production Costs Per Ounce:
  Direct mining and
   production costs                   $        154   $        148             --             --
  Capitalized mining and other                   3            (11)            --             --
  Cash operating costs                         157            137             --             --
  Royalties and production taxes                --              7             --             --
Total cash costs (5)                           157            144             --             --
  Reclamation and mine
   closure costs                                 2              9             --             --
Total costs applicable to sales                159            153             --             --
  Depreciation and amortization                 55             60             --             --
Total production costs (5)            $        214   $        213             --             --
Consolidated gold sales
 (000 ounces)                                 39.2           76.7             --             --

Equity gold sales (000 ounces)                39.2           76.7             --           66.2

OPERATING STATISTICS SUMMARY

                                                                 Total
                                                     ----------------------------
Three Months Ended December 31,                          2004            2003
                                                     ------------    ------------
Production Costs Per Ounce:
  Direct mining and
   production costs                                  $        221    $        199
  Capitalized mining and other                                 (4)            (10)
  Cash operating costs                                        217             189
  Royalties and production taxes                                9               8
Total cash costs (5)                                          226             197
  Reclamation and mine
   closure costs                                                2              (1)
Total costs applicable to sales                               228             196
  Depreciation and amortization                                56              63
Total production costs (5)                           $        284    $        259
Consolidated gold sales
 (000 ounces)                                             2,330.5         1,971.7

Equity gold sales (000 ounces)                            1,797.9         1,715.1

Average realized price
 per equity ounce                                    $        436    $        394

Copper Summary (6)

Equity copper production
 (000 pounds)                                             104,258          92,909

Equity copper sales
 (000 pounds)                                             100,712         107,225

Total cash cost
 per equity pound                                    $       0.70    $       0.67

Average realized price
 per equity pound                                    $       1.38    $       0.96

(1) Includes 3,800 and 3,000 ounces from the wholly-owned Golden Grove zinc/copper mine in 2004 and 2003, respectively. Golden Grove is excluded from the cash cost per ounce calculations.
(2) Indonesia includes Batu Hijau in 2004 and Minahasa in 2003.
(3) Central Asia/Europe includes Zarafshan (Uzbekistan) and Ovacik (Turkey)
(4) Equity investments comprise Batu Hijau, TVX Newmont Americas and Echo Bay Mines Limited.
(5) For a reconciliation of total cash costs and total production costs per ounce (non-GAAP measures of performance) to costs applicable to sales calculated and presented under GAAP, please refer to the Supplemental Information attached.
(6) Represents both Batu Hijau and Golden Grove except total cash cost and average realized price per equity pound for 2003 are only Golden Grove.

OPERATING STATISTICS SUMMARY

                                              North America                South America
                                      ---------------------------   ---------------------------
Year Ended December 31,                   2004           2003           2004           2003
                                      ------------   ------------   ------------   ------------
Production Costs Per Ounce:
  Direct mining and
   production costs                   $        293   $        244   $        137   $        125
  Capitalized mining and other                 (20)           (17)            (7)            (4)
  Cash operating costs                         273            227            130            121
  Royalties and production taxes                 5              6              7              5
Total cash costs (5)                           278            233            137            126
  Reclamation and mine
   closure costs                                 2              1              2              3
Total costs applicable to sales                280            234            139            129
  Depreciation and amortization                 56             61             70             60
Total production costs (5)            $        336   $        295   $        209   $        189
Consolidated gold sales
 (000 ounces)                              2,834.2        2,902.6        3,064.5        3,038.8

Equity gold sales (000 ounces)             2,712.2        2,902.6        1,582.7        1,626.4

OPERATING STATISTICS SUMMARY

                                        Australia/New Zealand(1)            Indonesia(2)
                                      ---------------------------   ---------------------------
Year Ended December 31,                   2004           2003           2004           2003
                                      ------------   ------------   ------------   ------------
Production Costs Per Ounce:
  Direct mining and
   production costs                   $        259   $        227   $        131   $        240
  Capitalized mining and other                  (1)            (7)             8              3
  Cash operating costs                         258            220            139            243
  Royalties and production taxes                14             14              9              6
Total cash costs (5)                           272            234            148            249
  Reclamation and mine
   closure costs                                 3              1              1              5
Total costs applicable to sales                275            235            149            254
  Depreciation and amortization                 67             60             39             78
Total production costs (5)            $        342   $        295   $        188   $        332
Consolidated gold sales
 (000 ounces)                              1,906.9        2,030.1          789.9           98.1

Equity gold sales (000 ounces)             1,906.9        2,011.5          466.5           92.2

OPERATING STATISTICS SUMMARY

                                             Central Asia(3)           Equity Investments(4)
                                      ---------------------------   ---------------------------
Year Ended December 31,                   2004           2003           2004           2003
                                      ------------   ------------   ------------   ------------
Production Costs Per Ounce:
  Direct mining and
   production costs                   $        168   $        137             --             --
  Capitalized mining and other                  (6)            (3)            --             --
  Cash operating costs                         162            134             --             --
  Royalties and production taxes                 4              5             --             --
Total cash costs (5)                           166            139             --             --
  Reclamation and mine
   closure costs                                 2              3             --             --
Total costs applicable to sales                168            142             --             --
  Depreciation and amortization                 81             62             --             --
Total production costs (5)            $        249   $        204             --             --
Consolidated gold sales
 (000 ounces)                                320.1          386.3             --             --

Equity gold sales (000 ounces)               320.1          386.3             --          364.6

OPERATING STATISTICS SUMMARY

                                                                Total
                                                     ----------------------------
Year Ended December 31,                                  2004            2003
                                                     ------------    ------------
Production Costs Per Ounce:
  Direct mining and
   production costs                                  $        232    $        205
  Capitalized mining and other                                 (9)            (10)
  Cash operating costs                                        223             195
  Royalties and production taxes                                8               8
Total cash costs (5)                                          231             203
  Reclamation and mine
   closure costs                                                2               2
Total costs applicable to sales                               233             205
  Depreciation and amortization                                62              61
Total production costs (5)                           $        295    $        266
Consolidated gold sales
 (000 ounces)                                             8,915.6         8,455.9

Equity gold sales (000 ounces)                            6,988.4         7,383.6

Average realized price
 per equity ounce                                    $        412    $        366

Copper Summary (6)

Equity copper production
 (000 pounds)                                             438,194         414,493

Equity copper sales
 (000 pounds)                                             422,268         417,681

Total cash cost
 per equity pound                                    $       0.63    $       0.59

Average realized price
 per equity pound                                    $       1.33    $       0.86

(1) Includes 19,300 and 13,400 ounces from the wholly-owned Golden Grove zinc/copper mine in 2004 and 2003, respectively. Golden Grove is excluded from the cash cost per ounce calculations.
(2) Indonesia includes Batu Hijau and Minahasa in 2004 and Minahasa in 2003.
(3) Central Asia/Europe includes Zarafshan (Uzbekistan) and Ovacik (Turkey)
(4) Equity investments comprise Batu Hijau, TVX Newmont Americas and Echo Bay Mines Limited.
(5) For a reconciliation of total cash costs and total production costs per ounce (non-GAAP measures of performance) to costs applicable to sales calculated and presented under GAAP, please refer to the Supplemental Information attached.
(6) Represents both Batu Hijau and Golden Grove except total cash cost and average realized price per equity pound for 2003 are only Golden Grove.

2005 Guidance

                                                      Equity Gold        Total
                                                        Sales         Cash Costs
                                                       (000 oz)         ($/oz)
                                                     ------------    ------------
North America
Nevada                                                      2,570    $        285
Golden Giant                                                  160    $        305
Holloway                                                       85    $        355
La Herradura                                                   80    $        150
Sub-total                                                   2,895    $        285

South America
Yanacocha                                                   1,500    $        135
Kori Kollo                                                     85    $        150
Sub-total                                                   1,585    $        135

Australia(1)/New Zealand
Kalgoorlie                                                    440    $        335
Pajingo                                                       205    $        250
Tanami                                                        475    $        295
Yandal                                                        325    $        300
Martha                                                        140    $        225
Sub-total                                                   1,585    $        295

Indonesia
Batu Hijau                                                    430    $        145

Central Asia
Zarafshan                                                     150    $        215

TOTAL (2)                                             6,600-6,800       $235-$245

                                                        Equity
                                                       Copper &         Total
                                                      Zinc Sales      Cash Costs
                                                     (million lbs)      ($/lb)
                                                     -------------   -----------
Batu Hijau  -  Copper                                      330-360   $0.58-$0.64
Golden Grove  -  Copper                                      40-50   $1.00-$1.05
Golden Grove  -  Zinc                                      200-220   $0.30-$0.35

Consolidated Financial (in millions, except tax rate)

Royalty and dividend income                                              $55-$65
Depreciation, depletion
 & amortization                                                        $700-$730
Exploration, research and
 development                                                           $170-$200
  -  Exploration                                                       $140-$160
  -  Advanced projects                                                   $20-$25
  -  Research, development
     and other                                                           $10-$15
General and administrative                                             $115-$125
Interest expense, net                                                    $90-$95
Tax rate (assuming $425/oz gold)                                         25%-30%
Capital expenditures                                               $1,200-$1,325

Notes:

1.  Total cash costs are based on an A$1 = $0.75 exchange rate assumption.
2.  Excludes Golden Grove by-product sales of approximately 55,000 ounces.

    Supplemental Information

1. Gold Production Summary -- Americas

                                          Nevada               Canada (1)
                                    -------------------   -------------------
  Three Months Ended December 31,     2004       2003       2004       2003
---------------------------------   --------   --------   --------   --------
Tons Mined (000 dry short tons):
  Open-Pit                            48,308     44,990        n/a        n/a
  Underground                            452        477        261        265
Tons Milled/Processed (000):
  Oxide                                1,436      1,119        265        285
  Refractory                           2,444      2,264        n/a        n/a
  Leach                                5,085      5,757        n/a        n/a
Average Ore Grade (oz/ ton):
  Oxide                                0.113      0.126      0.231      0.319
  Refractory                           0.217      0.228        n/a        n/a
  Leach                                0.034      0.026        n/a        n/a
Average Mill Recovery Rate:
  Oxide                                 79.3%      77.3%      94.4%      95.6%
  Refractory                            91.6%      90.5%       n/a        n/a
Ounces Produced (000)                  703.6      701.5       60.6       85.6
Equity Ounces Produced (000):
  Oxide                                130.9      118.6       60.6       85.6
  Refractory                           453.5      473.3        n/a        n/a
  Leach                                 84.7      109.6        n/a        n/a
  Total                                669.1      701.5       60.6       85.6
Equity Ounces Sold (000)               668.2      625.7       60.6       82.9

Production Costs Per Ounce:
  Direct mining and
   production costs                 $    253   $    235   $    320   $    209
  Capitalized mining and other             6        (18)         1         --
  Cash operating costs                   259        217        321        209
  Royalties and production taxes           6          4          2          3
  Total cash costs                       265        221        323        212
  Reclamation and mine
   closure costs                           2         (9)         2          3
  Total costs applicable to sales        267        212        325        215
  Depreciation and amortization           47         60         77        102
  Total production costs            $    314   $    272   $    402   $    317

                                         Other (2)          Yanacocha, Peru
                                    -------------------   -------------------
  Three Months Ended December 31,     2004       2003       2004       2003
---------------------------------   --------   --------   --------   --------
Tons Mined (000 dry short tons):
  Open-Pit                             3,049      2,778     45,112     50,173
  Underground                            n/a        n/a        n/a        n/a
Tons Milled/Processed (000):
  Oxide                                  n/a        n/a        n/a        n/a
  Refractory                             n/a        n/a        n/a        n/a
  Leach                                1,038        968     31,435     31,958
Average Ore Grade (oz/ ton):
  Oxide                                  n/a        n/a        n/a        n/a
  Refractory                             n/a        n/a        n/a        n/a
  Leach                                0.025      0.026      0.029      0.024
Average Mill Recovery Rate:
  Oxide                                  n/a        n/a        n/a        n/a
  Refractory                             n/a        n/a        n/a        n/a
Ounces Produced (000)                   17.4       22.3      847.3      667.2
Equity Ounces Produced (000):
  Oxide                                  n/a        n/a        n/a        n/a
  Refractory                             n/a        n/a        n/a        n/a
  Leach                                 17.4       22.3      435.1      342.7
  Total                                 17.4       22.3      435.1      342.7
Equity Ounces Sold (000)                17.4       23.3      436.0      337.9

Production Costs Per Ounce:
  Direct mining and
   production costs                 $    139   $    170   $    124   $    123
  Capitalized mining and other           (23)        (3)        (6)        (3)
  Cash operating costs                   116        167        118        120
  Royalties and production taxes          --          4          6          6
  Total cash costs                       116        171        124        126
  Reclamation and mine
   closure costs                           2          2          2          4
  Total costs applicable to sales        118        173        126        130
  Depreciation and amortization           64         48         60         59
  Total production costs            $    182   $    221   $    186   $    189

                                    Kori Kollo, Bolivia
                                    -------------------
  Three Months Ended December 31,     2004       2003
---------------------------------   --------   --------
Tons Mined (000 dry short tons):
  Open-Pit                               n/a         --
  Underground                            n/a        n/a
Tons Milled/Processed (000):
  Oxide                                  n/a        n/a
  Refractory                             n/a        159
  Leach                                  n/a         --
Average Ore Grade (oz/ ton):
  Oxide                                  n/a        n/a
  Refractory                             n/a      0.026
  Leach                                  n/a         --
Average Mill Recovery Rate:
  Oxide                                  n/a        n/a
  Refractory                             n/a       39.2%
Ounces Produced (000)                    5.7       14.8
Equity Ounces Produced (000):
  Oxide                                  n/a        n/a
  Refractory                             n/a        4.8
  Leach                                  5.0        8.1
  Total                                  5.0       12.9
Equity Ounces Sold (000)                 4.9       14.0

Production Costs Per Ounce:
  Direct mining and
   production costs                 $    226   $    179
  Capitalized mining and other           (23)       (14)
  Cash operating costs                   203        165
  Royalties and production taxes          18         --
  Total cash costs                       221        165
  Reclamation and mine
   closure costs                          48         21
  Total costs applicable to sales        269        186
  Depreciation and amortization           59         74
  Total production costs            $    328   $    260

(1) Includes Golden Giant and Holloway
(2) Other includes La Herradura and for 2003, La Herradura and Mesquite

                                          Nevada               Canada (1)
                                    -------------------   -------------------
  Year Ended December 31,             2004       2003       2004       2003
---------------------------------   --------   --------   --------   --------
Tons Mined (000 dry short tons):
  Open-Pit                           192,821    176,254        n/a        n/a
  Underground                          1,574      1,733      1,001      1,191
Tons Milled/Processed (000):
  Oxide                                4,626      2,914      1,004      1,228
  Refractory                           8,985      9,129        n/a        n/a
  Leach                               19,297     18,376        n/a        n/a
Average Ore Grade (oz/ ton):
  Oxide                                0.125      0.140      0.232      0.260
  Refractory                           0.199      0.219        n/a        n/a
  Leach                                0.027      0.028        n/a        n/a
Average Mill Recovery Rate:
  Oxide                                 79.1%      80.8%      94.3%      95.3%
  Refractory                            90.8%      90.6%       n/a        n/a
Ounces Produced (000)                2,460.4    2,560.7      224.7      297.8
Equity Ounces Produced (000):
  Oxide                                461.2      336.0      224.7      297.8
  Refractory                         1,544.8    1,834.2        n/a        n/a
  Leach                                332.5      390.5        n/a        n/a
  Total                              2,338.5    2,560.7      224.7      297.8
Equity Ounces Sold (000)             2,416.0    2,490.8      227.4      294.8

Production Costs Per Ounce:
  Direct mining and
   production costs                 $    295   $    248   $    314   $    241
  Capitalized mining and other           (22)       (20)         2          2
  Cash operating costs                   273        228        316        243
  Royalties and production taxes           5          7          2          3
  Total cash costs                       278        235        318        246
  Reclamation and mine
   closure costs                           3         --          1          6
  Total costs applicable to sales        281        235        319        252
  Depreciation and amortization           52         57         81         93
  Total production costs            $    333   $    292   $    400   $    345

                                         Other (2)          Yanacocha, Peru
                                    -------------------   -------------------
  Year Ended December 31,             2004       2003       2004       2003
---------------------------------   --------   --------   --------   --------
Tons Mined (000 dry short tons):
  Open-Pit                            11,557     11,696    193,407    204,889
  Underground                            n/a        n/a        n/a        n/a
Tons Milled/Processed (000):
  Oxide                                  n/a        n/a        n/a        n/a
  Refractory                             n/a        n/a        n/a        n/a
  Leach                                4,149      4,035    133,514    145,275
Average Ore Grade (oz/ ton):
  Oxide                                  n/a        n/a        n/a        n/a
  Refractory                             n/a        n/a        n/a        n/a
  Leach                                0.026      0.026      0.025      0.027
Average Mill Recovery Rate:
  Oxide                                  n/a        n/a        n/a        n/a
  Refractory                             n/a        n/a        n/a        n/a
Ounces Produced (000)                   68.8      116.0    3,017.3    2,851.1
Equity Ounces Produced (000):
  Oxide                                  n/a        n/a        n/a        n/a
  Refractory                             n/a        n/a        n/a        n/a
  Leach                                 68.8      116.0    1,549.4    1,464.1
  Total                                 68.8      116.0    1,549.4    1,464.1
Equity Ounces Sold (000)                68.8      117.0    1,561.0    1,467.9

Production Costs Per Ounce:
  Direct mining and
   production costs                 $    153   $    169   $    135   $    118
  Capitalized mining and other            (7)        (4)        (6)        (4)
  Cash operating costs                   146        165        129        114
  Royalties and production taxes          --          6          6          6
  Total cash costs                       146        171        135        120
  Reclamation and mine
   closure costs                           1          3          2          2
  Total costs applicable to sales        147        174        137        122
  Depreciation and amortization           73         62         70         62
  Total production costs            $    220   $    236   $    207   $    184

                                    Kori Kollo, Bolivia
                                    -------------------
  Year Ended December 31,             2004       2003
---------------------------------   --------   --------

Tons Mined (000 dry short tons):
  Open-Pit                               n/a      7,638
  Underground                            n/a        n/a
Tons Milled/Processed (000):
  Oxide                                  n/a        n/a
  Refractory                             n/a      5,559
  Leach                                  n/a      3,696
Average Ore Grade (oz/ ton):
  Oxide                                  n/a        n/a
  Refractory                             n/a      0.036
  Leach                                  n/a      0.017
Average Mill Recovery Rate:
  Oxide                                  n/a        n/a
  Refractory                             n/a       61.7%
Ounces Produced (000)                   25.2      176.2
Equity Ounces Produced (000):
  Oxide                                  n/a        n/a
  Refractory                             n/a      112.9
  Leach                                 22.2       42.1
  Total                                 22.2      155.0
Equity Ounces Sold (000)                21.7      158.5

Production Costs Per Ounce:
  Direct mining and
   production costs                 $    257   $    197
  Capitalized mining and other           (13)       (13)
  Cash operating costs                   244        184
  Royalties and production taxes          16         --
  Total cash costs                       260        184
  Reclamation and mine
   closure costs                          43         13
  Total costs applicable to sales        303        197
  Depreciation and amortization           94         38
  Total production costs            $    397   $    235

(1) Includes Golden Giant and Holloway
(2) Other includes La Herradura and for 2003, La Herradura and Mesquite

2. Gold Production Summary -- Australia/New Zealand

                                            Pajingo             Yandal (1)
                                      -------------------   -------------------
  Three Months Ended December 31,       2004       2003       2004       2003
---------------------------------     --------   --------   --------   --------
Tons Mined (000 dry short tons)            181        185        662      1,765
Tons Milled/Processed (000)                208        194        624      1,226
Average Ore Grade (oz/ton)               0.343      0.472      0.155      0.143
Average Mill Recovery Rate                96.3%      96.8%      93.4%      92.5%
Ounces Produced (000)                     69.5       82.2       88.5      157.2
Equity Ounces Produced (000)              69.5       82.2       88.5      157.2
Equity Ounces Sold (000)                  69.4       71.6       88.3      132.6

Production Costs Per Ounce:
  Direct mining and production costs  $    225   $    132   $    249   $    238
  Capitalized mining and other              (6)        (4)        (1)       (10)
  Cash operating costs                     219        128        248        228
  Royalties and production taxes            13         16         11         12
  Total cash costs                         232        144        259        240
  Reclamation and mine closure costs         1         (1)         3         (1)
  Total costs applicable to sales          233        143        262        239
  Depreciation and amortization            136        119         59         42
  Total production costs              $    369   $    262   $    321   $    281

                                            Tanami              Kalgoorlie
                                      -------------------   -------------------
  Three Months Ended December 31,       2004       2003       2004       2003
---------------------------------     --------   --------   --------   --------
Tons Mined (000 dry short tons)            492      4,466     11,431     13,061
Tons Milled/Processed (000)              1,157      1,087      1,870      1,844
Average Ore Grade (oz/ton)               0.142      0.157      0.069      0.071
Average Mill Recovery Rate                95.6%      95.6%      85.7%      87.8%
Ounces Produced (000)                    156.3      161.9      124.2      112.0
Equity Ounces Produced (000)             156.3      161.9      124.2      112.0
Equity Ounces Sold (000)                 152.2      139.3      123.1       95.5

Production Costs Per Ounce:
  Direct mining and production costs  $    301   $    214   $    295   $    258
  Capitalized mining and other              (1)        (4)        (9)        (5)
  Cash operating costs                     300        210        286        253
  Royalties and production taxes            22         34         11         12
  Total cash costs                         322        244        297        265
  Reclamation and mine closure costs         2         --          3         (4)
  Total costs applicable to sales          324        244        300        261
  Depreciation and amortization             58         61         36         30
  Total production costs              $    382   $    305   $    336   $    291

                                            Martha
                                      -----------------
  Three Months Ended December 31,       2004       2003
---------------------------------     --------   ------
Tons Mined (000 dry short tons)            518    1,431
Tons Milled/Processed (000)                349      367
Average Ore Grade (oz/ton)               0.121    0.106
Average Mill Recovery Rate                91.0%    91.1%
Ounces Produced (000)                     39.3     35.7
Equity Ounces Produced (000)              39.3     35.7
Equity Ounces Sold (000)                  40.2     35.4

Production Costs Per Ounce:
  Direct mining and production costs  $    270   $  197
  Capitalized mining and other             (69)     (54)
  Cash operating costs                     201      143
  Royalties and production taxes            --       --
  Total cash costs                         201      143
  Reclamation and mine closure costs         2        2
  Total costs applicable to sales          203      145
  Depreciation and amortization             93       93
  Total production costs              $    296   $  238

(1) 2004 includes Jundee. 2003 includes Jundee, Bronzewing and Wiluna.

                                             Pajingo             Yandal (1)
                                      -------------------   -------------------
  Year Ended December 31,               2004       2003       2004       2003
---------------------------------     --------   --------   --------   --------
Tons Mined (000 dry short tons)            652        761      6,982      4,496
Tons Milled/Processed (000)                809        792      2,821      5,236
Average Ore Grade (oz/ton)               0.300      0.450      0.133      0.123
Average Mill Recovery Rate                96.5%      96.8%      92.9%      91.0%
Ounces Produced (000)                    241.1      340.5      354.7      590.8
Equity Ounces Produced (000)             241.1      340.5      354.7      590.8
Equity Ounces Sold (000)                 251.4      330.3      379.3      565.6

Production Costs Per Ounce:
  Direct mining and production costs  $    226   $    124   $    266   $    261
  Capitalized mining and other              (7)        (6)        (1)         2
  Cash operating costs                     219        118        265        263
  Royalties and production taxes            11         11          9         10
  Total cash costs                         230        129        274        273
  Reclamation and mine closure costs         1         --          5          2
  Total costs applicable to sales          231        129        279        275
  Depreciation and amortization            125         88         70         64
  Total production costs              $    356   $    217   $    349   $    339

                                             Tanami             Kalgoorlie
                                      -------------------   -------------------
  Year Ended December 31,               2004       2003       2004       2003
---------------------------------     --------   --------   --------   --------

Tons Mined (000 dry short tons)         11,654     20,395     45,459     49,290
Tons Milled/Processed (000)              4,525      4,533      7,142      7,171
Average Ore Grade (oz/ton)               0.149      0.145      0.072      0.071
Average Mill Recovery Rate                95.3%      96.0%      86.7%      85.9%
Ounces Produced (000)                    640.0      629.6      453.2      421.2
Equity Ounces Produced (000)             640.0      610.4      453.2      421.2
Equity Ounces Sold (000)                 658.0      588.6      468.4      404.7

Production Costs Per Ounce:
  Direct mining and production costs  $    246   $    222   $    280   $    256
  Capitalized mining and other              11         (6)         7         (3)
  Cash operating costs                     257        216        287        253
  Royalties and production taxes            24         24         10         10
  Total cash costs                         281        240        297        263
  Reclamation and mine closure costs         1          1          4          2
  Total costs applicable to sales          282        241        301        265
  Depreciation and amortization             58         59         35         24
  Total production costs              $    340   $    300   $    336   $    289

                                            Martha
                                      -------------------
  Year Ended December 31,               2004     2003
---------------------------------     --------   --------
Tons Mined (000 dry short tons)          4,142      5,270
Tons Milled/Processed (000)              1,405      1,357
Average Ore Grade (oz/ton)               0.102      0.088
Average Mill Recovery Rate                90.4%      91.6%
Ounces Produced (000)                    129.7      110.2
Equity Ounces Produced (000)             129.7      108.5
Equity Ounces Sold (000)                 130.5      108.9

Production Costs Per Ounce:
  Direct mining and production costs  $    292   $    288
  Capitalized mining and other             (80)       (89)
  Cash operating costs                     212        199
  Royalties and production taxes            --         --
  Total cash costs                         212        199
  Reclamation and mine closure costs         3          2
  Total costs applicable to sales          215        201
  Depreciation and amortization            105        105
  Total production costs              $    320   $    306

(1) 2004 includes Jundee for the full year and Bronzewing for the first quarter. 2003 includes Jundee, Bronzewing and Wiluna.

3.  Gold Production Summary -- Indonesia and Central Asia

                                          Batu Hijau,            Minahasa,
                                           Indonesia             Indonesia
                                      -------------------   -------------------
  Three Months Ended December 31,       2004      2003(1)     2004       2003
---------------------------------     --------   --------   --------   --------
Tons Mined (000 dry short tons)         63,548     56,798        n/a        n/a
Tons Milled/Processed (000):
  Leach                                    n/a        n/a        n/a        n/a
  Mill                                  14,424     12,868         --        153
Average Ore Grade (oz/ton)               0.014      0.011         --      0.150
Average Mill Recovery Rate                80.6%      81.6%        --       90.3%
Ounces Produced (000)                    172.7      120.1         --       20.9
Equity Ounces Produced (000)              91.3       67.5         --       19.6
Equity Ounces Sold (000)                  94.6       66.2         --       11.0

Production Costs Per Ounce:
  Direct mining and production costs  $    144   $    162         --   $    374
  Capitalized mining and other             (29)       (48)        --          3
  Cash operating costs                     115        114         --        377
  Royalties and production taxes             9         17         --          6
  Total cash costs                         124        131         --        383
  Reclamation and mine closure costs         1          3         --         12
  Total costs applicable to sales          125        134         --        395
  Depreciation and amortization             44         58         --        156
  Total production costs              $    169   $    192         --   $    551

                                           Zarafshan,              Ovacik,
                                           Uzbekistan              Turkey
                                      -------------------   -------------------
  Three Months Ended December 31,       2004       2003       2004       2003
---------------------------------     --------   --------   --------   --------
Tons Mined (000 dry short tons)            n/a        n/a         --      1,914
Tons Milled/Processed (000):
  Leach                                  1,965      1,964        n/a        n/a
  Mill                                     n/a        n/a         --         98
Average Ore Grade (oz/ton)               0.037      0.042         --      0.376
Average Mill Recovery Rate                 n/a        n/a         --       97.0%
Ounces Produced (000)                     38.9       48.6         --       36.5
Equity Ounces Produced (000)              38.9       48.6         --       36.5
Equity Ounces Sold (000)                  39.2       46.2         --       30.5

Production Costs Per Ounce:
  Direct mining and production costs  $    154   $    140         --   $    158
  Capitalized mining and other               3          4         --        (30)
  Cash operating costs                     157        144         --        128
  Royalties and production taxes            --         --         --         16
  Total cash costs                         157        144         --        144
  Reclamation and mine closure costs         2         10         --          6
  Total costs applicable to sales          159        154         --        150
  Depreciation and amortization             55         47         --         81
  Total production costs              $    214   $    201         --   $    231

(1) 2003 cash and total cost per ounce have been presented on a pro forma co-product basis for comparability to 2004.

                                          Batu Hijau,            Minahasa,
                                           Indonesia             Indonesia
                                      -------------------   -------------------
  Year Ended December 31,               2004      2003(1)     2004       2003
---------------------------------     --------   --------   --------   --------
Tons Mined (000 dry short tons)        235,455    231,073        n/a        n/a
Tons Milled/Processed (000):
  Leach                                    n/a        n/a        n/a        n/a
  Mill                                  54,243     49,819        441        697
Average Ore Grade (oz/ton)               0.016      0.015      0.158      0.156
Average Mill Recovery Rate                80.9%      80.9%      90.5%      91.0%
Ounces Produced (000)                    718.8      600.8       63.8       99.3
Equity Ounces Produced (000)             398.5      337.9       59.9       93.3
Equity Ounces Sold (000)                 396.3      328.9       70.2       92.2

Production Costs Per Ounce:
  Direct mining and production costs  $    110   $    140   $    248   $    240
  Capitalized mining and other               9        (36)         3          3
  Cash operating costs                     119        104        251        243
  Royalties and production taxes             9         17          8          6
  Total cash costs                         128        121        259        249
  Reclamation and mine closure costs         1          4          4          5
  Total costs applicable to sales          129        125        263        254
  Depreciation and amortization             40         54         32         78
  Total production costs              $    169   $    179   $    295   $    332

                                           Zarafshan,              Ovacik,
                                           Uzbekistan              Turkey
                                      -------------------   -------------------
  Year Ended December 31,               2004       2003       2004       2003
---------------------------------     --------   --------   --------   --------
Tons Mined (000 dry short tons)            n/a        n/a      4,659      5,975
Tons Milled/Processed (000):
  Leach                                  7,894      8,080        n/a        n/a
  Mill                                     n/a        n/a        331        533
Average Ore Grade (oz/ton)               0.042      0.043      0.320      0.343
Average Mill Recovery Rate                 n/a        n/a       95.4%      94.3%
Ounces Produced (000)                    205.0      218.7      104.8      172.6
Equity Ounces Produced (000)             205.0      218.7      104.8      172.6
Equity Ounces Sold (000)                 210.1      218.1      110.0      168.2

Production Costs Per Ounce:
  Direct mining and production costs  $    150   $    145   $    202   $    127
  Capitalized mining and other               2          2        (23)       (11)
  Cash operating costs                     152        147        179        116
  Royalties and production taxes            --         --         14         13
  Total cash costs                         152        147        193        129
  Reclamation and mine closure costs         2          4          2          2
  Total costs applicable to sales          154        151        195        131
  Depreciation and amortization             49         46        143         82
  Total production costs              $    203   $    197   $    338   $    213

(1) 2003 cash and total cost per ounce have been presented on a pro forma co-product basis for comparability to 2004.

4.  Base Metal Summary -- Batu Hijau and Golden Grove

                              Three Months Ended        Year Ended
                                 December 31,           December 31,
                            ---------------------   ---------------------
     Batu Hijau              2004 (1)    2003 (1)    2004 (1)    2003 (1)
-------------------------   ---------   ---------   ---------   ---------
Total tons mined (000)         63,548      56,798     235,455     231,073
Dry tons processed (000)       14,424      12,868      54,243      49,819
Average copper grade             0.67%       0.64%       0.75%       0.72%
Average recovery rate            84.7%       86.6%       87.8%       88.6%
Copper produced (000 lbs)     170,919     145,955     716,939     634,123
Equity copper produced
 (000 lbs)                     90,373      82,100     397,510     356,694
Equity copper sold
 (000 lbs)                     86,850      79,089     378,801     343,378
Realized copper price
 per pound                  $    1.39   $    1.05   $    1.33   $    0.86

Total cash cost per
 equity pound               $    0.65   $    0.57   $    0.60   $    0.46
Noncash cost per
 equity pound                    0.15        0.17        0.14        0.14
Total production cost
 per equity pound           $    0.80   $    0.74   $    0.74   $    0.60

(1) 2003 cash and total cost per pound have been presented pro forma on a co-product basis for comparability to 2004.

                                 Three Months Ended           Year Ended
                                    December 31,              December 31,
                               ----------------------    ----------------------
     Golden Grove                 2004         2003         2004        2003
----------------------------   ---------    ---------    ---------    ---------
Total tons mined (000)               356          393        1,404        1,457
Dry tons processed (000)             338          362        1,366        1,406

Average copper grade                3.07%        3.66%        3.12%        4.56%
Average copper recovery rate        90.5%        86.1%        88.1%        90.9%
Copper produced (000 lbs)         13,885       10,809       40,684       57,799
Copper sold (000 lbs)             13,862       28,136       43,467       74,303
Realized copper price
 per pound                     $    1.33    $    0.96    $    1.36    $    0.86
Copper cash cost per pound     $    1.01    $    0.67    $    0.90    $    0.59

Average zinc grade                 14.36%       12.47%       10.45%       12.40%
Average zinc recovery rate          88.3%        88.3%        88.8%        89.9%
Zinc produced (000 lbs)           13,218       33,031      101,917      120,425
Zinc sold (000 lbs)               22,392       41,579      114,835      104,711
Realized zinc price
 per pound                     $    0.48    $    0.39    $    0.48    $    0.43
Zinc cash cost per pound       $    0.35    $    0.14    $    0.38    $    0.19

Gold sold (000 ounces)               3.8          3.0         19.3         13.4
Silver sold (000 ounces)           235.8        309.8      1,093.4      1,475.6

5. Reconciliation of Costs Applicable to Sales to Total Cash Cost Per Ounce and Per Pound, and Total Production Costs Per Ounce and Per Pound (dollars in millions except per ounce amounts)

    The total cash costs and total production costs per ounce or pound are non-GAAP performance measures that are intended to provide investors with information about the cash generating capacities and profitability of Newmont's mining operations. Newmont's management uses these measures for the same purpose and for monitoring the performance of its mining operations. These measures differ from measures determined in accordance with GAAP and should not be considered in isolation or as a substitute for measures of performance or liquidity determined in accordance with GAAP. These measures were developed in conjunction with gold mining companies associated with the Gold Institute in an effort to provide a level of comparability; however, Newmont's measures may not be comparable to similarly-titled measures of other companies.

                                                                                       Total
Three Months Ended                 Golden                                  La          North
December 31,          Nevada        Giant      Holloway      Canada     Herradura     America
                    ----------   ----------   ----------   ----------   ----------   ----------
Costs applicable
 to sales under
 GAAP               $    190.6   $     12.8   $      6.8   $     19.6   $      2.0   $    212.2
  Minority
   interest                 --           --           --           --           --           --
  Accretion
   expense                (1.4)        (0.1)          --         (0.1)          --         (1.5)
  Write-down
   of inventories           --           --           --           --           --           --
  Purchased ore
   and other             (11.9)          --           --           --           --        (11.9)

Total cash cost
 for per ounce
 calculations            177.3         12.7          6.8         19.5          2.0        198.8
  Accretion
   expense
   and other               1.4          0.1           --          0.1           --          1.5
  Depreciation,
   depletion and
   amortization           31.1          2.2          2.5          4.7          1.1         36.9
  Minority
   interest
   and other                --           --           --           --           --           --

Total production
 cost for per
 ounce
 calculations       $    209.8   $     15.0   $      9.3   $     24.3   $      3.1   $    237.2

Equity ounces
 sold (000)              668.2         41.6         19.0         60.6         17.4        746.2
Equity cash
 cost per
 ounce sold         $      265   $      307   $      360   $      323   $      116   $      267
Equity total
 production cost
 per ounce sold     $      314   $      362   $      491   $      402   $      182   $      318

Three Months Ended
December 31,                        Kori        South
2004                 Yanacocha      Kollo      America       Pajingo      Yandal       Tanami
                    ----------   ----------   ----------   ----------   ----------   ----------
Costs
 applicable
 to sales
 under GAAP         $    111.9   $      1.5   $    113.4   $     16.3   $     23.1   $     53.5
  Minority
   interest              (57.3)        (0.2)       (57.5)          --           --           --
  Accretion
   expense                (0.8)        (0.2)        (1.0)        (0.1)        (0.3)        (0.3)
  Write-down
   of inventories           --           --           --         (0.1)          --         (4.2)
  Purchased ore
   and other               0.4           --          0.4           --           --           --

Total cash cost
 for per ounce
 calculations             54.2          1.1         55.3         16.1         22.8         49.0
  Accretion
   expense and
   other                   0.8          0.2          1.0          0.1          0.3          0.3
  Depreciation,
   depletion and
   amortization           46.8          0.3         47.1          9.5          5.2          8.8
  Minority
   interest and
   other                 (20.7)          --        (20.7)          --           --           --

Total production
 cost for per
 ounce
 calculations       $     81.1   $      1.6   $     82.7   $     25.7   $     28.3   $     58.1

Equity ounces
 sold (000)              436.0          4.9        440.9         69.4         88.3        152.2
Equity cash cost
 per ounce sold     $      124   $      221   $      125   $      232   $      259   $      322
Equity total
 production cost
 per ounce sold     $      186   $      328   $      188   $      369   $      321   $      382

Three Months Ended                            Australia/
December 31,                                     New          Batu
2004                Kalgoorlie     Martha      Zealand        Hijau      Minahasa     Indonesia
                    ----------   ----------   ----------   ----------   ----------   ----------
Costs
 applicable
 to sales
 under
 GAAP               $     37.0   $      8.2   $    138.1   $     22.2   $      0.1   $     22.3
  Minority
   interest                 --           --           --        (10.9)          --        (10.9)
  Accretion
   expense                (0.4)        (0.1)        (1.2)        (0.1)          --         (0.1)
  Write-down
   of inventories           --           --         (4.3)          --           --           --
  Purchased ore
   and other                --           --           --          0.5           --          0.5

Total cash cost
 for per ounce
 calculations             36.6          8.1        132.6         11.7          0.1         11.8
  Accretion
   expense
   and other               0.4          0.1          1.2          0.1           --          0.1
  Depreciation,
   depletion and
   amortization            4.4          3.7         31.6          7.9           --          7.9
  Minority
   interest
   and other                --           --           --         (3.7)          --         (3.7)

Total production
 cost for per
 ounce
 calculations       $     41.4   $     11.9   $    165.4   $     16.0          0.1   $     16.1

Equity ounces
 sold (000)              123.1         40.2        473.2         94.6           --         94.6
Equity cash
 cost per
 ounce sold         $      297   $      201   $      280   $      124           --   $      124
Equity total
 production
 cost per
 ounce sold         $      336   $      296   $      350   $      169           --   $      169

Three Months Ended                                       Central
December 31, 2004           Zarafshan       Ovacik         Asia       Total Gold
                            ----------    ----------    ----------    ----------
Costs applicable
 to sales under GAAP        $      6.2    $      0.1    $      6.3    $    492.3

  Minority interest                 --            --            --         (68.4)
  Accretion expense               (0.1)         (0.1)         (0.2)         (4.0)
  Write-down of
   inventories                      --            --            --          (4.3)
  Purchased ore and other           --            --            --         (11.0)

Total cash cost for
 per ounce calculations            6.1            --           6.1         404.6
  Accretion expense
   and other                       0.1           0.1           0.2           4.0
  Depreciation,
   depletion and
   amortization                    2.1           2.9           5.0         128.5
  Minority interest
   and other                        --          (2.9)         (2.9)        (27.3)

Total production
 cost for per ounce
 calculations               $      8.3    $      0.1    $      8.4    $    509.8

Equity ounces sold
 (000) (1)                        39.2            --          39.2       1,794.1
Equity cash cost per
 ounce sold                 $      157            --    $      157    $      226
Equity total production
 cost per ounce sold        $      214            --    $      214    $      284

(1) Excludes 3.8 ounces from Golden Grove.

Three Months Ended
December 31,                       Golden                                                La
2003                  Nevada        Giant      Holloway      Canada      Mesquite     Herradura
                    ----------   ----------   ----------   ----------   ----------   ----------
Costs applicable
 to sales under
 GAAP               $    141.7   $     12.4   $      5.4   $     17.8   $      1.7   $      2.3
  Minority
   interest                 --           --           --           --           --           --
  Accretion
   expense                 4.9         (0.1)        (0.1)        (0.2)                       --
                                                                                             --
  Write-down of
   inventories              --           --           --           --           --           --
  Purchased ore
   and other             (21.1)          --           --           --           --           --

Total cash cost
 for per ounce
 calculations            125.5         12.3          5.3         17.6          1.7          2.3
  Accretion
   expense and
   other                  (4.9)         0.1          0.1          0.2           --           --
  Depreciation,
   depletion and
   amortization           34.3          7.0          1.5          8.5          0.3          0.9
  Minority
   interest
   and other                --           --           --           --           --           --

Total production
 cost for per
 ounce
 calculations       $    154.9   $     19.4   $      6.9   $     26.3   $      2.0   $      3.2

Equity ounces
 sold (000)              625.7         67.9         15.0         82.9          6.4         16.9
Equity cash
 cost per
 ounce sold         $      221   $      181   $      353   $      212   $      259   $      137
Equity total
 production
 cost per
 ounce sold         $      272   $      286   $      460   $      317   $      306   $      188

Three Months Ended
December 31,           North                     Kori        South
2003                  America    Yanacocha       Kollo      America       Pajingo      Yandal
                    ----------   ----------   ----------   ----------   ----------   ----------
Costs
 applicable
 to sales
 under
 GAAP               $    163.5   $     88.2   $      3.0   $     91.2   $     10.4   $     31.9
  Minority
   interest                 --        (44.8)        (0.3)       (45.1)          --           --
  Accretion
   expense                 4.7         (0.9)        (0.3)        (1.2)          --          0.1
  Write-down
   of
   inventories              --           --           --           --           --         (0.3)
  Purchased ore
   and other             (21.1)          --           --           --           --           --

Total cash cost
 for per ounce
 calculations            147.1         42.5          2.4         44.9         10.4         31.7
  Accretion
   expense
   and other              (4.7)         0.9          0.3          1.2         (0.1)        (0.1)
  Depreciation,
   depletion and
   amortization           44.0         36.0          1.2         37.2          8.5          5.6
  Minority
   interest
   and other                --        (15.8)        (0.1)       (15.9)          --           --

Total production
 cost for per
 ounce
 calculations       $    186.4   $     63.6   $      3.8   $     67.4   $     18.8   $     37.2

Equity ounces
 sold (000)              731.9        337.9         14.0        351.9         71.6        132.6
Equity cash
 cost per
 ounce sold         $      218   $      126   $      165   $      128   $      144   $      240
Equity total
 production
 cost per
 ounce sold         $      276   $      189   $      260   $      192   $      262   $      281

Three Months Ended                                         Australia/
December 31,                                                  New
2003                  Tanami     Kalgoorlie     Martha      Zealand      Minahasa     Zarafshan
------------------  ----------   ----------   ----------   ----------   ----------   ----------
Costs
 applicable
 to sales
 under
GAAP                $     34.3   $     25.0   $      5.2   $    106.8   $      4.6   $      7.2
 Minority
  interest                  --           --           --           --           --           --
 Accretion
  expense                 (0.4)         0.3         (0.1)        (0.1)        (0.1)        (0.5)
 Write-down
  of inventories            --           --           --         (0.3)          --           --
 Purchased ore
  and other                 --           --           --           --         (0.3)          --

Total cash
 cost for
 per ounce
 calculations             33.9         25.3          5.1        106.4          4.2          6.7
  Accretion
   expense
   and other               0.1         (0.3)         0.1         (0.3)         0.1          0.5
  Depreciation,
   depletion and
   amortization            8.5          2.9          3.3         28.8          1.8          2.1
  Minority
   interest
   and other                --           --           --           --         (0.2)          --

Total production
 cost for per
 ounce
 calculations       $     42.5   $     27.9   $      8.5   $    134.9   $      5.9   $      9.3

Equity ounces
 sold (000)              139.3         95.5         35.4        474.4         11.0         46.2
Equity cash
 cost per
 ounce sold         $      244   $      265   $      143   $      224   $      383   $      144
Equity total
 production cost
 per ounce sold     $      305   $      291   $      238   $      284   $      551   $      201

Three Months Ended
December 31, 2003                 Ovacik    Central Asia  Total Gold
                                ----------  ------------  ----------
Costs applicable to sales
 under GAAP                     $      4.7  $      11.9   $    378.0
  Minority interest                     --           --        (45.1)
  Accretion expense                   (0.2)        (0.7)         2.6
  Write-down of inventories           (0.1)        (0.1)        (0.4)
  Purchased ore and other               --           --        (21.4)

Total cash cost for per ounce
 calculations                          4.4         11.1        313.7
  Accretion expense and other          0.1          0.6         (3.1)
  Depreciation, depletion and
   amortization                        2.5          4.6        116.4
  Minority interest and other           --           --        (16.1)

Total production cost for
 per ounce calculations         $      7.0  $      16.3   $    410.9

Equity ounces sold (000) (1)          30.5         76.7      1,645.9
Equity cash cost per
 ounce sold                     $      144  $       144   $      197
Equity total production
 cost per ounce sold            $      231  $       213   $      259

(1) Excludes 66.2 ounces from equity investments and 3.0 ounces from Golden
    Grove.

Year Ended
December 31,
2004                                   Golden                                      La          North
                          Nevada        Giant       Holloway       Canada       Herradura     America
                       ----------    ----------    ----------    ----------    ----------    ----------
Costs applicable
 to sales
 under GAAP            $    716.3    $     47.6    $     24.7    $     72.3    $     10.1    $    798.7
  Minority
   interest                    --            --            --            --            --            --
  Accretion
   expense                   (5.6)         (0.3)         (0.1)         (0.4)         (0.1)         (6.1)
  Write-down
   of inventories              --            --            --            --            --            --
  Purchased ore
   and other                (38.4)          0.2           0.1           0.3            --         (38.1)

Total cash cost
 for per ounce
 calculations               672.3          47.5          24.7          72.2          10.0         754.5
  Accretion
   expense and
   other                      5.6           0.3           0.1           0.4           0.1           6.1
  Depreciation,
   depletion
   and
   amortization             126.8          11.4           7.0          18.4           5.0         150.2
   Minority
    interest
    and other                  --            --            --            --            --            --

Total production
 cost for per
 ounce
 calculations          $    804.7    $     59.2    $     31.8    $     91.0    $     15.1    $    910.8

Equity ounces
 sold (000)               2,416.0         160.0          67.4         227.4          68.8       2,712.2
Equity cash
 cost per
 ounce sold            $      278    $      297    $      367    $      318    $      146    $      278
Equity total
 production cost
 per ounce sold        $      333    $      370    $      473    $      400    $      220    $      336

Year Ended
December 31,                            Kori         South
2004                    Yanacocha       Kollo        America       Pajingo        Yandal       Tanami
                       ----------    ----------    ----------    ----------    ----------    ----------
Costs
 applicable
 to sales
 under GAAP            $    432.6    $      9.8    $    442.4    $     59.4    $    105.9    $    194.2
  Minority
   interest                (218.8)         (1.2)       (220.0)           --            --            --
  Accretion
   expense                   (3.1)         (0.9)         (4.0)         (0.3)         (1.7)         (1.2)
  Write-down
   of
   inventories                 --          (2.1)         (2.1)         (1.1)         (0.2)         (8.2)
  Purchased ore
   and other                 (0.1)           --          (0.1)           --            --            --

Total cash cost
 for per
 ounce
 calculations               210.6           5.6         216.2          58.0         104.0         184.8
  Accretion
   expense and
   other                      3.1           0.9           4.0           0.1           1.7           1.0
  Depreciation,
   depletion
   and
   amortization             198.0           2.3         200.3          31.4          26.8          37.9
  Minority
   interest
   and
   other                    (88.8)         (0.3)        (89.1)           --            --            --

Total
 production
 cost for
 per ounce
 calculations          $    322.9    $      8.5    $    331.4    $     89.5    $    132.5    $    223.7

Equity ounces
 sold (000)               1,561.0          21.7       1,582.7         251.4         379.3         658.0
Equity cash
 cost per ounce
 sold                  $      135    $      260    $      137    $      230    $      274    $      281
Equity total
 production
 cost per
 ounce sold            $      207    $      397    $      209    $      356    $      349    $      340

Year Ended                                         Australia/
December 31,                                          New           Batu
2004                   Kalgoorlie      Martha        Zealand        Hijau       Minahasa     Indonesia
                       ----------    ----------    ----------    ----------    ----------    ----------
Costs
 applicable
 to sales
 under GAAP            $    140.9    $     28.1    $    528.5    $     91.2    $     19.8    $    111.0
  Minority
   interest                    --            --            --         (42.1)           --         (42.1)
  Accretion
   expense                   (1.7)         (0.4)         (5.3)         (0.5)         (0.3)         (0.8)
  Write-down
   of inventories              --            --          (9.5)           --          (0.2)         (0.2)
  Purchased
   ore and other               --            --            --           2.1          (1.2)          0.9

Total cash cost
 for per ounce
 calculations               139.2          27.7         513.7          50.7          18.1          68.8
  Accretion
   expense and
   other                      1.7           0.4           4.9           0.5           0.3           0.8
  Depreciation,
   depletion
   and
   amortization              16.2          13.8         126.1          28.2           2.4          30.6
  Minority
   interest and
   other                       --            --            --         (12.6)         (0.1)        (12.7)

Total production
 cost for
 per ounce
 calculations          $    157.1    $     41.9    $    644.7    $     66.8    $     20.7    $     87.5

Equity ounces
 sold (000)                 468.4         130.5       1,887.6         396.3          70.2         466.5
Equity cash
 cost per ounce
 sold                  $      297    $      212    $      272    $      128    $      259    $      148
Equity total
 production cost
 per ounce sold        $      336    $      320    $      342    $      169    $      295    $      188

Year Ended                                                            Central
December 31, 2004                       Zarafshan       Ovacik          Asia        Total Gold
                                      ------------   ------------   ------------   ------------
Costs applicable
 to sales under GAAP                  $       32.4   $       22.9   $       55.3   $    1,935.9
  Minority interest                             --             --             --         (262.1)
  Accretion expense                           (0.3)          (0.4)          (0.7)         (16.9)
  Write-down of
   inventories                                  --           (1.3)          (1.3)         (13.1)
  Purchased ore
   and other                                  (0.1)            --           (0.1)         (37.4)

Total cash cost
 for per ounce
 calculations                                 32.0           21.2           53.2        1,606.4
  Accretion expense
   and other                                   0.3            0.2            0.5           16.3
  Depreciation,
   depletion and
   amortization                               10.3           18.6           28.9          536.1
  Minority interest
   and other                                    --           (2.9)          (2.9)        (104.7)

Total production
 cost for per ounce
 calculations                         $       42.6   $       37.1   $       79.7   $    2,054.1

Equity ounces
 sold (000) (1)                              210.1          110.0          320.1        6,969.1
Equity cash cost
 per ounce sold                       $        152   $        193   $        166   $        231
Equity total
 production cost per
 ounce sold                           $        203   $        338   $        249   $        295

(1) Excludes 19.3 ounces from Golden Grove.

Year Ended
December 31,                           Golden                                                    La
2003                     Nevada        Giant        Holloway       Canada       Mesquite      Herradura
                       ----------    ----------    ----------    ----------    ----------    ----------
Costs
 applicable
 to sales
 under GAAP            $    597.8    $     53.4    $     20.8    $     74.2    $      9.3    $     11.1
  Minority
   interest                    --            --            --            --            --            --
  Accretion
   expense                    0.1          (1.3)         (0.5)         (1.8)         (0.2)         (0.1)
  Write-down
   of
   inventories               (2.9)           --            --            --            --            --
  Purchased ore
   and other                (32.1)           --            --            --            --            --

Total cash cost
 for per ounce
 calculations               562.9          52.1          20.3          72.4           9.1          11.0
  Accretion
   expense
   and other                 (0.1)          1.3           0.5           1.8           0.2           0.1
  Depreciation,
   depletion and
   amortization             137.7          22.0           5.3          27.3           3.9           3.4
  Minority
   interest
   and other                   --            --            --            --            --            --

Total production
 cost for per
 ounce
 calculations          $    700.5    $     75.4    $     26.1    $    101.5    $     13.2    $     14.5

Equity ounces
 sold (000)               2,490.8         229.7          65.1         294.8          49.2          67.8
Equity cash
 cost per ounce
 sold                  $      235    $      227    $      312    $      246    $      184    $      162
Equity total
 production cost
 per ounce sold        $      292    $      329    $      402    $      345    $      267    $      214

Year Ended
December 31,              North                       Kori         South
2003                     America      Yanacocha       Kollo        America       Pajingo       Yandal
                       ----------    ----------    ----------    ----------    ----------    ----------
Costs applicable
 to sales
 under GAAP            $    692.4    $    362.5    $     35.6    $    398.1    $     42.9    $    158.7
  Minority
   interest                    --        (183.5)         (4.2)       (187.7)           --            --
  Accretion
   expense                   (2.0)         (3.4)         (2.1)         (5.5)         (0.1)         (1.5)
  Write-down
   of
   inventories               (2.9)           --            --            --            --          (3.0)
  Purchased ore
   and other                (32.1)           --            --            --            --            --

Total cash cost
 for per ounce
 calculations               655.4         175.6          29.3         204.9          42.8         154.2
  Accretion
   expense and
   other                      2.0           3.4           2.1           5.5          (0.3)          1.4
  Depreciation,
   depletion
   and
   amortization             172.3         160.4           6.8         167.2          29.2          35.8
 Minority
  interest and
  other                        --         (70.1)         (0.8)        (70.9)           --            --

Total production
 cost for per
 ounce
 calculations          $    829.7    $    269.3    $     37.4    $    306.7    $     71.7    $    191.4

Equity ounces
 sold (000)               2,902.6       1,467.9         158.5       1,626.4         330.3         565.6
Equity cash
 cost per
 ounce sold            $      233    $      120    $      184    $      126    $      129    $      273
Equity total
 production
 cost per
 ounce sold            $      295    $      184    $      235    $      189    $      217    $      339

Year Ended                                                       Australia/
December 31,                                                        New
2003                     Tanami      Kalgoorlie      Martha        Zealand      Minahasa     Zarafshan
                       ----------    ----------    ----------    ----------    ----------    ----------
Costs
 applicable
 to sales
 under GAAP            $    148.9    $    108.4    $     24.9    $    483.8    $     26.3    $     32.9
  Minority
   interest                  (4.2)           --          (0.3)         (4.5)           --            --
  Accretion
   expense                   (1.2)         (0.8)         (0.4)         (4.0)         (0.5)         (0.7)
  Write-down of
   inventories               (2.0)         (1.0)         (2.6)         (8.6)         (1.3)           --
  Purchased ore
   and other                   --            --            --            --          (1.6)           --

Total cash
 cost for per
 ounce
 calculations               141.5         106.6          21.6         466.7          22.9          32.2
  Accretion
   expense and
   other                      0.2           0.8           0.2           2.3           0.5           0.7
  Depreciation,
   depletion
   and
   amortization              36.0           9.8          11.5         122.3           7.6          10.1
  Minority
   interest and
   other                     (1.0)           --          (0.1)         (1.1)         (0.5)           --

Total production
 cost for per
 ounce
 calculations          $    176.7    $    117.2    $     33.2    $    590.2    $     30.5    $     43.0

Equity ounces
 sold (000)                 588.6         404.7         108.9       1,998.1          92.2         218.1
Equity cash
 cost per ounce
 sold                  $      240    $      263    $      199    $      234    $      249    $      147
Equity total
 production cost
 per ounce sold        $      300    $      289    $      306    $      295    $      332    $      197

Year Ended                                         Central
December 31, 2003                     Ovacik         Asia       Total Gold
                                    ----------    ----------    ----------
Costs applicable to
 sales under GAAP                   $     22.3    $     55.2    $  1,655.8
  Minority interest                         --            --        (192.2)
  Accretion expense                       (0.4)         (1.1)        (13.1)
  Write-down of inventories               (0.1)         (0.1)        (12.9)
  Purchased ore and other                   --            --         (33.7)

Total cash cost for
 per ounce calculations                   21.8          54.0       1,403.9
  Accretion expense and other              0.2           0.9          11.2
  Depreciation, depletion and
   amortization                           13.9          24.0         493.4
  Minority interest and other               --            --         (72.5)

Total production cost
 for per ounce calculations         $     35.9    $     78.9    $  1,836.0

Equity ounces sold (000) (1)             168.2         386.3       7,005.6
Equity cash cost per ounce sold     $      129    $      139    $      203
Equity total production cost
 per ounce sold                     $      213    $      204    $      266

(1) Excludes 364.6 ounces from equity investments in Batu Hijau, TVX Newmont Americas and Echo Bay Mines Limited and 13.4 ounces from Golden Grove.

6. Reconciliation of Costs Applicable to Sales to Total Cash Cost Per Ounce, and Total Production Cost Per Ounce
    (dollars in millions except per ounce amounts)

                                   Three Months Ended                           Year Ended
                                   December 31, 2003                         December 31, 2003
                       --------------------------------------    --------------------------------------
                          Batu                                     Batu
                         Hijau(1)     Minahasa      Indonesia     Hijau(1)      Minahasa      Indonesia
                       ----------    ----------    ----------    ----------    ----------    ----------
Costs
 applicable
 to sales
 under
 GAAP                  $     14.5    $      4.6    $     19.1    $     68.9    $     26.3    $     95.2
  Minority
   interest                  (6.0)           --          (6.0)        (29.7)           --         (29.7)
  Accretion
   expense                   (0.2)         (0.1)         (0.3)         (1.2)         (0.5)         (1.7)
  Write-down
   of
   inventories                 --            --            --            --          (1.3)         (1.3)
  Purchased
   ore and
   other                      0.4          (0.3)          0.1           1.8          (1.6)          0.2

Total cash
 cost for
 per ounce
 calculations                 8.7           4.2          12.9          39.8          22.9          62.7
  Accretion
   expense and
   other                      0.2           0.1           0.3           1.2           0.5           1.7
  Depreciation,
   depletion
   and
   amortization               6.7           1.8           8.5          32.0           7.6          39.6
  Minority
   interest
   and other                 (2.9)         (0.2)         (3.1)        (14.0)         (0.5)        (14.5)

Total
 production
 cost for per
 ounce
 calculations          $     12.7    $      5.9    $     18.6    $     59.0    $     30.5    $     89.5

Equity ounces
 sold (000)                  66.2          11.0          77.2         328.9          92.2         421.1
Equity cash
 cost per
 ounce sold            $      131    $      383    $      167    $      121    $      249    $      149
Equity total
 production
 cost per
 ounce sold            $      192    $      551    $      243    $      179    $      332    $      212

(1) Cash and total production cost per ounce presented on a pro forma co-product basis.

7. Reconciliation of Batu Hijau Costs Applicable to Sales to Total Cash Cost Per Equity Pound, and Total Production Cost Per Equity Pound (dollars in millions except per pound amounts)

                                           Three Months Ended              Year Ended
                                              December 31,                 December 31,
                                      ---------------------------   ---------------------------
                                          2004          2003(1)         2004          2003(1)
                                      ------------   ------------   ------------   ------------
Costs applicable to
 sales per financial
 statements                           $       80.1   $       56.1   $      304.7   $      196.2
Minority interest                            (38.9)         (25.8)        (140.7)         (90.5)
Accretion expense                             (0.4)          (0.7)          (1.7)          (3.0)
Smelting and refining                         15.3           15.5           66.0           55.1
Total cash cost for per
 pound calculation                            56.1           45.1          228.3          157.8
Accretion expense                              0.4            0.7            1.7            3.0
Depreciation, depletion
 and amortization                             24.4           22.6           89.3           79.9
Minority interest                            (11.5)          (9.9)         (39.9)         (35.0)
Total production cost
 for per pound calculation            $       69.4   $       58.5   $      279.4   $      205.7

Equity copper sold
 (000 lbs)                                  86,850         79,089        378,801        343,378
Total cash cost per
 equity pound                         $       0.65   $       0.57   $       0.60   $       0.46
Total production cost
 per equity pound                     $       0.80   $       0.74   $       0.74   $       0.60

(1) 2003 cash and total production cost per pound presented on a pro forma co-product basis.

8. Reconciliation of Golden Grove Costs Applicable to Sales to Total Cash Cost Per Pound, and Total Production Cost Per Equity Pound
    (dollars in millions except per pound amounts)

                                                 Three Months Ended December 31,
                       --------------------------------------------------------------------------------
                                        2004                                      2003
                       --------------------------------------    --------------------------------------
                          Total        Copper         Zinc          Total        Copper         Zinc
                       ----------    ----------    ----------    ----------    ----------    ----------
Costs applicable
 to sales per
 financial
 statements            $     16.0    $     13.3    $      2.7    $     13.8    $     15.3    $     (1.5)
Accretion expense            (0.1)         (0.1)           --          (0.1)           --          (0.1)
Write-down
 inventories                 (0.2)         (0.6)          0.4          (0.1)           --          (0.1)
Smelting and
 refining and
 purchased
 concentrates                 6.2           1.4           4.8          10.9           3.4           7.5
Total cash cost
 for per pound
 calculation           $     21.9    $     14.0    $      7.9    $     24.5    $     18.7    $      5.8
Total sold
 (000 lbs)                    n/a        13,862        22,392           n/a        28,136        41,579
Total cash cost
 per pound sold               n/a    $     1.01    $     0.35           n/a    $     0.67    $     0.14

                                                      Year Ended December 31,
                       --------------------------------------------------------------------------------
                                        2004                                      2003
                       --------------------------------------    --------------------------------------
                          Total        Copper         Zinc          Total        Copper         Zinc
                       ----------    ----------    ----------    ----------    ----------    ----------
Costs applicable
 to sales per
 financial
 statements            $     61.8    $     38.7    $     23.1    $     43.5    $     37.4    $      6.1
Accretion expense            (0.6)         (0.3)         (0.3)         (0.4)         (0.2)         (0.2)
Write-down
 inventories                 (8.2)         (2.9)         (5.3)         (7.2)         (3.9)         (3.3)
Smelting and
 refining and
 purchased
 concentrates                29.3           3.8          25.5          27.4          10.6          16.8
Total cash cost
 for per pound
 calculation           $     82.3    $     39.3    $     43.0    $     63.3    $     43.9    $     19.4
Total sold
 (000 lbs)                    n/a        43,467       114,835           n/a        74,303       104,711
Total cash cost
 per pound sold               n/a    $     0.90    $     0.38           n/a    $     0.59    $     0.19

9. Reconciliation of Total Newmont Costs Applicable to Sales to Total Copper Cash Cost Per Equity Pound, (dollars in millions except per pound amounts)

                                           Three Months Ended               Year Ended
                                               December 31,                 December 31,
                                      ---------------------------   ---------------------------
                                          2004          2003(1)         2004          2003(1)
                                      ------------   ------------   ------------   ------------
Costs applicable to
 sales per financial
 statements                           $       93.4   $       71.4   $      343.4   $      233.6
Minority interest                            (38.9)         (25.8)        (140.7)         (90.5)
Accretion expense                             (0.5)          (0.7)          (2.0)          (3.2)
Write-down inventories                        (0.6)            --           (2.9)            --
Smelting and refining                         16.7           18.9           69.8           65.7
Total cash cost for
 per pound calculation                $       70.1   $       63.8   $      267.6   $      205.6
Equity copper sold
 (000 lbs)                                 100,712        107,225        422,268        417,681
Total cash cost per
 equity pound                         $       0.70   $       0.59   $       0.63   $       0.48

(1) 2003 total cash cost per equity pound presented on a pro forma co-product basis.

10. Gold Hedge Position -- Current Maturity Summary (1)(3) (000 ounces)

                                       Gold Put Option Contracts      Price Capped Contracts
                                      ---------------------------   ---------------------------
    Years                                 Ozs          Price(2)         Ozs          Price(2)
-------------                         ------------   ------------   ------------   ------------
    2005                                       205   $        292            500   $        350
    2006                                       100   $        338             --             --
    2007                                        20   $        397             --             --
    2008                                        --             --          1,000   $        384
    2009                                        --             --            600   $        381
    2010                                        --             --             --             --
    2011                                        --             --            250   $        392
Total/Average                                  325   $        313          2,350   $        377

    The mark-to-market value of the gold put option contracts was negative $8.9 million at December 31, 2004.

    Notes:

    (1) For more detailed descriptions, definitions and explanations, refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2004 to be filed in March 2005.

    (2) Prices quoted are gross contract prices, which represent the gross cash flow per ounce of each contract. Not included in these prices are the additional cash outflows associated with borrowing gold over the life of the contract where the contracts are floating in nature. The rate at which gold is borrowed is determined over the life of the contract based on the prevailing market gold lease rate for the time period that the borrowing is fixed. The borrowing can be fixed for varying periods over the life of the contract.

    (3) In addition to the gold hedge positions shown in the table above, the Company entered into a prepaid forward gold sales contract in July 1999, which is reflected as debt on the Company's consolidated balance sheet. Under the prepaid forward gold sales contract, the Company agreed to sell 483,333 ounces of gold, to be delivered in June of each of 2005, 2006 and 2007 in annual installments of 161,111 ounces of gold. For more detailed descriptions, definitions and explanations, refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2004 to be filed in March 2005.

    The Company's fourth quarter earnings conference call and web cast presentation will be held on February 24, 2005 beginning at 4:00 p.m. Eastern Time (2:00 p.m. Mountain Time). To participate:

    Dial-In Number:  (773) 756-0828
    Leader:          Randy Engel
    Password:        Newmont

    The conference call will also be simultaneously carried on our web site at www.newmont.com under Investor Information/Presentations and will be archived there for a limited time.

    Investor Contacts
    Randy Engel
    Telephone: (303) 837-6033
    Email: randy.engel@newmont.com

    Wendy Yang
    Telephone: (303) 837-6141
    Email: wendy.yang@newmont.com

    Jennifer Van Dinter
    Telephone: (303) 837-5165
    Email: jennifer.vandinter@newmont.com

    Media Contacts
    Doug Hock
    Telephone: (303) 837-5812
    Email: doug.hock@newmont.com

    Cautionary Statement

    This news release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by such sections. Such forward-looking statements include, without limitation, (i) estimates of future gold and other metals production and sales; (ii) estimates of future cash costs and total production costs; (iii) estimates of future capital expenditures, expenses and tax rates;
(iv) estimates regarding timing of future production or closure activities; (v) statements regarding future exploration results and the replacement of reserves;
(vi) statements regarding future asset sales or rationalization efforts; and
(vii) estimates of future royalty revenues. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks in the countries in which we operate, and governmental regulation and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Company's 2003 Annual Report on Form 10-K, which is on file with the Securities and Exchange Commission, as well as the Company's other SEC filings. The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

SOURCE  Newmont Mining Corporation
    -0-                             02/24/2005 AA LATH060
    /PRNewswire -- Feb. 24/
    /END FIRST AND FINAL ADD/
    /Web site:  http://www.newmont.com /